EXHIBIT 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of Alternate Energy Corp., a Nevada corporation (the "Company"), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-KSB for the period ending December 31, 2006 (the “Form 10-KSB”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Blaine Froats
Blaine Froats
Chief Executive Officer and April 16, 2007

By:	/s/ Jack Wasserman
Jack Wasserman
Treasurer and Principal Accounting Officer April 16, 2007